UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    March 5, 2006

                          MEDISCIENCE TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                   0-7405                22-1937826
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)          IdentificationNo.)

1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey        08034
        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (215) 485 0362

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act
(17 CFR 240.13 e-4(c))

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ITEM 8.01. OTHER EVENTS.

On March 6, 2006 registrant Mediscience Technology Corp (MDSC BB). (Mediscience) and Alfanix Technology, Ltd. (ATL) announced an alliance to construct sophisticated photonics devices for cancer diagnostics, such as the Cancer Diagnostic Ratiometer (CD-R); and to introduce the devices into Latin America for testing on human subjects. CD-Rs use light fluorescence to distinguish between cancerous and non-cancerous tissues to obtain a more accurate in situ optical PAP test

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press Release of Mediscience Technology Corp. dated  March 6,2006

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 6,2006

                                             MEDICSCIENCE TECHNOLOGY CORPORATION

                                             By: Peter Katevatis
                                                 ---------------
                                             Name: Peter Katevatis
                                             Title: Chairman of the Board and
                                             Chief Executive Officer

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                                 Exhibit Index

Exhibit No.   Description
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99.1          Press Release of Mediscience Technology Corp. dated  March 6, 2006







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